UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 9, 2018

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
4521 Sharon Road, Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)
(704) 448-5240
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

Attached to this report as Exhibit 99.1 is a presentation that RumbleOn Inc. (the “Company”) will present at the 20th Annual ICR XChange Conference on Tuesday, January 9, 2018 at the JW Marriott Orlando Grande Lakes in Orlando, Florida. The presentation will begin at 11:30 a.m. Eastern Time.   Investors and interested parties may listen to the webcast of the presentation by visiting the “Investors” section of the Company’s website at investors.RumbleOn.com.

Also attached to this report as Exhibit 99.2 is a press release issued by the Company on January 3, 2018 announcing the Company's participation in the conference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, and any information presented at the conference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Presentation slides.
99.2	Press Release, dated January 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: January 9, 2018	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer

 2